UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Dividend Income Fund (EVT)

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1626 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2021

Eaton Vance

Tax-Advantaged Dividend Income Fund

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for an equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the U.S. and global economies throughout the period. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in decades. Although U.S. Federal Reserve (the Fed) Chair Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation became a key concern for investors during the period.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021. Unexpectedly weak job creation in August and the Fed’s announcement that it might start to taper its bond purchases — which had stimulated the economy earlier — combined to drive nearly every major U.S. stock index into negative territory for the month.

In the final month of the period, however, stock prices came roaring back, as earnings season brought news that a large majority of S&P 500® Index companies had beaten analysts’ expectations. For October 2021, the blue-chip Dow Jones Industrial Average® (DJIA) turned in its best performance since the previous March, and both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

For the period as a whole, the S&P 500® Index returned 42.91%; the DJIA was up 37.73%; and the Nasdaq Composite Index rose 42.99%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, value and growth stocks delivered similar one-year returns, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) returned 45.70% at net asset value of its common shares (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 43.76%.

The Fund’s common stock allocation and its preferred securities allocation each underperformed the Index during the period. However, the use of leverage — which is not employed by the Index — magnified the Fund’s positive performance enough to enable the Fund to outperform the Index during the period.

Within the Fund’s common stock allocation, the largest contributors to relative performance on an individual stock basis were overweight positions in EOG Resources, Inc. (EOG) and Goldman Sachs Group, Inc. (Goldman Sachs).

The stock price of oil and natural gas producer EOG more than doubled during the period as oil and gas prices rebounded from pandemic-induced lows. EOG’s announcement of a special shareholder dividend, along with debt reductions and new strategies for boosting production, also served as tailwinds for EOG’s stock price during the period. Record revenues for several quarters — driven by rising equity markets and increased income from trading and merger & acquisition services — drove Goldman Sachs’ stock price higher during the period as well.

On a sector basis, stock selections in the communication services, industrials, and real estate sectors contributed to Fund returns versus the Index during the period.

In contrast, the largest individual stock detractor from performance versus the Index was an overweight position in Fidelity National Information Services, Inc. (Fidelity National). The company provides payment and credit card processing services to banks and businesses. Its stock price declined during the period as Fidelity National reported lower earnings than analysts had projected and also lowered its future profit projections, due in part to increasing competition.

On a sector basis, stock selections in information technology, stock selections and an overweight position in health care, and an overweight position in utilities detracted from Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1 — continued

The Fund’s allocation to preferred securities, however, was the largest detractor from performance versus the Index. The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics — underperformed the strong performance of the Index, but nonetheless outperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index).

An overweight exposure to energy company securities, relative to the Preferred Index, was the largest contributor to Fund outperformance versus the Preferred Index as those securities benefited from a sharp rise in oil and gas prices. In addition, some of the Fund’s preferred holdings in other industries that had been heavily impacted by COVID-19 — including real estate, agriculture, and aircraft leasing — experienced strong recoveries in price during the period.

Fund Distributions

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s MDP had no effect on the Fund’s investment strategy during the most recent fiscal year and is not expected to have an effect in future periods, but distributions in excess of Fund returns will cause its per share NAV to erode. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its MDP.

For the period from November 1, 2020 to July 31, 2021, the Fund made monthly distributions of $0.1450 per share and, for the period from August 1, 2021 to October 31, 2021, the Fund made monthly distributions of $0.1626 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on the Internal Revenue Service’s form 1099-DIV. For additional information, see Note 2 in the Notes to Financial Statements herein.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Performance2,3

Portfolio Managers Edward J. Perkin, CFA, John H. Croft, CFA, Aaron S. Dunn, CFA, Bradley Galko, CFA and Derek J.V. DiGregorio

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	09/30/2003	45.70%	15.08%	13.71%
Fund at Market Price	—	67.72	17.29	15.45

Russell 1000® Value Index	—	43.76%	12.38%	12.84%
ICE BofA Fixed Rate Preferred Securities Index	—	6.28	5.58	6.44
Blended Index	—	31.63	10.52	11.05

% Premium/Discount to NAV[4]

				2.62%

Distributions[5]

Total Distributions per share for the period				$1.793
Distribution Rate at NAV				6.82%
Distribution Rate at Market Price				6.65

% Total Leverage[6]

Borrowings				17.50%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Fund Profile

Sector Allocation (% of total investments)7

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)7

JPMorgan Chase & Co.	3.5%

Alphabet, Inc., Class C	2.6

Johnson & Johnson	2.3

Walt Disney Co. (The)	2.0

Thermo Fisher Scientific, Inc.	2.0

Verizon Communications, Inc.	1.9

Bank of America Corp.	1.8

Goldman Sachs Group, Inc. (The)	1.8

NextEra Energy, Inc.	1.6

Johnson Controls International PLC	1.6

Total	21.1%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

The Fund’s Investment Objective, Principal Strategies and Principal Risks8

Investment Objective. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation.

Principal Strategies. Under normal market conditions, the Fund invests at least 80% of its total managed assets in dividend-paying common and preferred stocks that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (‘‘tax-advantaged dividends’’). The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Preferred stocks may include other hybrid securities. The Fund can invest up to 10% of its net assets in exchange-traded funds (“ETFs”) that invest primarily in preferred stocks. The Fund may also lend its securities. The Fund may invest in preferred stocks of any grade quality. The Fund may invest up to 30% of its total managed assets in securities rated below investment grade quality (which is lower than BBB– as determined by S&P Global Ratings (‘‘S&P’’) or Fitch Ratings (‘‘Fitch’’), Baa3 as determined by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or, if unrated, determined to be of comparable quality by Eaton Vance). Securities of below investment grade quality commonly are referred to as ‘‘junk’’ preferred stocks and bonds, as the case may be.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities (including preferred stocks, hybrid securities, or bonds) that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

In seeking its objective, the Fund may engage in dividend capture trading. The Fund may use derivatives principally to seek to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading. The Fund expects to buy and sell equity index futures contracts for this purpose, but may also engage in other types of derivatives to manage such exposures. Additionally, the Fund may also use derivatives for other purposes, such as hedging, to enhance return or as a substitute for the purchase or sale of securities or currencies. Other permitted derivatives include futures contracts on securities and non-equity indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, covered short sales, forward sales of stocks, forward currency exchange contracts and currency futures contracts. The Fund may invest in the foregoing derivatives without limitation and use of derivatives may be extensive. The Fund may also invest in credit derivatives (credit default swaps, total return swaps, credit options and other derivative transactions with substantially similar characteristics and risks), provided that the notional value of such derivative instruments entered into for non-hedging purposes does not exceed 5% of the value of preferred stocks held by the Fund.

The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry. The Fund may invest a significant portfolio of its assets in the financial services sector.

During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies.

The Fund employs leverage through borrowings to seek opportunities for additional income. Leverage may amplify the Fund’s net asset value of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful.

Principal Risks

Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Tax-Sensitive Investing Risk. The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Sector Risk. Because the Fund may, under certain market conditions, invest a significant portion of its assets in the utilities and/or financial services sectors, the value of Fund shares may be affected by events that adversely affect those sectors and may fluctuate more than that of a more broadly diversified fund.

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

The Fund’s Investment Objective, Principal Strategies and Principal Risks8 — continued

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks and other hybrid securities and fixed-income securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Dividend Capture Trading Risk. The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

The Fund’s Investment Objective, Principal Strategies and Principal Risks8 — continued

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such

See Endnotes and Additional Disclosures in this report.

8

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

The Fund’s Investment Objective, Principal Strategies and Principal Risks8 — continued

investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 70% Russell 1000® Value Index and 30% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

10

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Portfolio of Investments

Common Stocks — 94.2%
Security	Shares	Value

Aerospace & Defense — 2.2%

Hexcel Corp.(1)(2)	357,373	$20,277,344

Huntington Ingalls Industries, Inc.	131,285	26,615,408

		$46,892,752

Air Freight & Logistics — 1.2%

C.H. Robinson Worldwide, Inc.(1)	254,009	$24,636,333

		$24,636,333

Automobiles — 0.7%

General Motors Co.(2)	280,678	$15,277,304

		$15,277,304

Banks — 10.4%

Bank of America Corp.	984,093	$47,019,963

JPMorgan Chase & Co.	528,940	89,861,617

KeyCorp	1,298,953	30,226,636

PNC Financial Services Group, Inc. (The)	26,157	5,519,912

Truist Financial Corp.(1)	606,336	38,484,146

Wells Fargo & Co.	145,704	7,454,217

		$218,566,491

Beverages — 2.5%

Constellation Brands, Inc., Class A	106,237	$23,033,244

PepsiCo, Inc.(1)	187,508	30,301,293

		$53,334,537

Biotechnology — 2.6%

AbbVie, Inc.	226,997	$26,029,746

Neurocrine Biosciences, Inc.(2)	270,982	28,564,213

		$54,593,959

Building Products — 1.9%

Johnson Controls International PLC	543,505	$39,876,962

		$39,876,962

Capital Markets — 4.4%

Charles Schwab Corp. (The)	289,937	$23,783,532

Goldman Sachs Group, Inc. (The)	113,204	46,792,874

S&P Global, Inc.	49,025	23,245,694

		$93,822,100

Security	Shares	Value

Communications Equipment — 1.8%

Cisco Systems, Inc.(1)	662,822	$37,098,147

		$37,098,147

Containers & Packaging — 2.1%

Ball Corp.	178,956	$16,370,895

Packaging Corp. of America	203,797	27,995,594

		$44,366,489

Diversified Telecommunication Services — 2.3%

Verizon Communications, Inc.(1)	909,291	$48,183,330

		$48,183,330

Electric Utilities — 3.6%

Edison International	565,948	$35,615,108

NextEra Energy, Inc.	480,270	40,981,439

		$76,596,547

Electrical Equipment — 1.6%

Eaton Corp. PLC	202,956	$33,439,031

		$33,439,031

Entertainment — 2.4%

Walt Disney Co. (The)(1)(2)	298,943	$50,542,293

		$50,542,293

Equity Real Estate Investment Trusts (REITs) — 4.8%

CubeSmart(1)	423,209	$23,280,727

EastGroup Properties, Inc.	158,880	31,423,286

Invitation Homes, Inc.	183,056	7,551,060

Mid-America Apartment Communities, Inc.	192,694	39,350,042

		$101,605,115

Food Products — 1.3%

Mondelez International, Inc., Class A	446,738	$27,134,866

		$27,134,866

Health Care Equipment & Supplies — 2.9%

Abbott Laboratories	181,772	$23,428,593

Medtronic PLC	318,327	38,154,674

		$61,583,267

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.5%

LHC Group, Inc.(2)	36,474	$4,909,035

UnitedHealth Group, Inc.	57,374	26,419,006

		$31,328,041

Hotels, Restaurants & Leisure — 0.4%

Starbucks Corp.	81,305	$8,624,021

		$8,624,021

Insurance — 6.1%

Allstate Corp. (The)	183,997	$22,754,909

American International Group, Inc.	627,891	37,102,079

Arch Capital Group, Ltd.(2)	760,958	31,823,263

Reinsurance Group of America, Inc.	113,823	13,440,220

Travelers Cos., Inc. (The)(1)	140,361	22,581,278

		$127,701,749

Interactive Media & Services — 3.1%

Alphabet, Inc., Class C(1)(2)	22,153	$65,692,728

		$65,692,728

IT Services — 2.0%

Euronet Worldwide, Inc.(2)	86,264	$9,677,958

Fidelity National Information Services, Inc.	296,811	32,868,850

		$42,546,808

Life Sciences Tools & Services — 3.4%

Thermo Fisher Scientific, Inc.(1)	79,621	$50,405,667

Waters Corp.(2)	60,306	22,165,470

		$72,571,137

Machinery — 3.3%

Ingersoll Rand, Inc.(2)	206,888	$11,122,299

Parker-Hannifin Corp.	28,254	8,379,854

Stanley Black & Decker, Inc.	163,087	29,311,627

Westinghouse Air Brake Technologies Corp.	218,069	19,785,400

		$68,599,180

Media — 1.0%

Fox Corp., Class A	510,076	$20,270,420

		$20,270,420

Metals & Mining — 0.5%

Steel Dynamics, Inc.	157,754	$10,424,384

		$10,424,384

Security	Shares	Value

Multi-Utilities — 2.1%

CMS Energy Corp.	353,147	$21,312,421

Sempra Energy	179,252	22,877,933

		$44,190,354

Oil, Gas & Consumable Fuels — 4.4%

Chevron Corp.(1)	275,521	$31,544,400

ConocoPhillips	390,621	29,097,358

EOG Resources, Inc.	229,926	21,258,958

EQT Corp.(1)(2)	546,156	10,873,966

		$92,774,682

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	60,964	$19,772,454

		$19,772,454

Pharmaceuticals — 6.7%

Johnson & Johnson	360,368	$58,696,740

Royalty Pharma PLC, Class A	274,827	10,863,911

Sanofi	319,201	32,061,859

Zoetis, Inc.	181,489	39,237,922

		$140,860,432

Road & Rail — 0.7%

CSX Corp.	393,549	$14,234,667

		$14,234,667

Semiconductors & Semiconductor Equipment — 2.8%

Micron Technology, Inc.	243,218	$16,806,364

QUALCOMM, Inc.	74,970	9,974,009

Texas Instruments, Inc.	172,078	32,261,183

		$59,041,556

Software — 0.6%

VMware, Inc., Class A(2)	81,436	$12,353,841

		$12,353,841

Specialty Retail — 2.4%

Best Buy Co., Inc.	214,763	$26,252,629

Lowe’s Cos., Inc.	59,081	13,814,319

TJX Cos., Inc. (The)	145,581	9,534,100

		$49,601,048

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.(1)	59,265	$8,877,897

HP, Inc.	264,165	8,012,125

		$16,890,022

Textiles, Apparel & Luxury Goods — 1.6%

Capri Holdings, Ltd.(2)	411,935	$21,931,419

PVH Corp.(2)	101,966	11,147,943

		$33,079,362

Tobacco — 1.2%

Philip Morris International, Inc.	271,734	$25,689,732

		$25,689,732

Total Common Stocks (identified cost $1,318,631,849)		$1,983,796,141

Corporate Bonds — 16.0%
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.2%

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(3)(4)	$3,887	$4,494,344

		$4,494,344

Banks — 7.8%

Banco Bilbao Vizcaya Argentaria S.A., 6.125% to 11/16/27(3)(4)	$5,600	$6,035,456

Banco Davivienda S.A., 6.65% to 4/22/31(3)(4)(5)	1,800	1,879,542

Banco Mercantil del Norte S.A./Grand Cayman:

7.50% to 6/27/29(3)(4)(5)	4,421	4,859,033

7.625% to 1/10/28(3)(4)(5)	2,101	2,309,020

8.375% to 10/14/30(3)(4)(5)	2,300	2,691,828

Barclays PLC, 6.125% to 12/15/25(3)(4)	5,000	5,498,450

BNP Paribas S.A., 4.625% to 2/25/31(3)(4)(5)	6,987	7,039,402

Citigroup, Inc., Series M, 6.30% to 5/15/24(3)(4)	9,050	9,659,065

Comerica, Inc., 5.625% to 7/1/25(3)(4)	5,553	6,143,007

Credit Suisse Group AG:

4.50% to 9/3/30(3)(4)(5)	5,626	5,483,662

7.50% to 7/17/23(3)(4)(5)	10,607	11,301,758

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	5,827	6,409,700

HSBC Holdings PLC:

4.60% to 12/17/30(3)(4)	3,835	3,820,159

6.375% to 9/17/24(3)(4)	2,376	2,563,110

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(3)(4)	$5,549	$6,457,649

ING Groep NV, 6.50% to 4/16/25(3)(4)	4,900	5,383,900

JPMorgan Chase & Co.:

Series KK, 3.65% to 6/1/26(3)(4)	2,140	2,134,650

Series X, 6.10% to 10/1/24(3)(4)	12,014	12,922,559

Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(4)	11,145	12,343,087

Natwest Group PLC:

4.60% to 6/28/31(3)(4)	1,477	1,458,538

6.00% to 12/29/25(3)(4)	3,129	3,466,713

8.00% to 8/10/25(3)(4)	8,348	9,798,590

Societe Generale S.A.:

4.75% to 5/26/26(3)(4)(5)	1,397	1,434,509

5.375% to 11/18/30(3)(4)(5)	11,823	12,591,495

Standard Chartered PLC:

4.75% to 1/14/31(3)(4)(5)	4,440	4,365,075

6.00% to 7/26/25(3)(4)(5)	5,938	6,469,451

SVB Financial Group., Series C, 4.00% to 5/15/26(3)(4)	2,774	2,784,403

Truist Financial Corp., Series Q, 5.10% to 3/1/30(3)(4)	3,445	3,862,879

Zions Bancorp NA, 5.80% to 6/15/23(3)(4)	2,743	2,827,463

		$163,994,153

Capital Markets — 1.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(3)	$6,430	$6,717,678

Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(3)(4)	12,298	12,671,859

UBS Group AG:

4.375% to 2/10/31(3)(4)(5)	1,499	1,492,629

6.875% to 8/7/25(3)(4)(6)	4,298	4,859,427

		$25,741,593

Diversified Financial Services — 0.9%

American AgCredit Corp., Series QIB, 5.25% to 6/15/26(3)(4)(5)	$7,180	$7,341,550

Discover Financial Services, Series D, 6.125% to 6/23/25(3)(4)	4,538	5,053,063

Goldman Sachs Group, Inc. (The), Series V, 4.125% to 11/10/26(3)(4)	2,007	2,014,928

Textron Financial Corp., 1.86%, (3 mo. USD LIBOR + 1.735%), 2/15/67(5)(7)	3,129	2,761,342

Unifin Financiera SAB de CV, 7.375%, 2/12/26(5)	2,410	2,161,722

		$19,332,605

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.4%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)	$5,475	$6,447,524

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(3)	6,305	7,327,947

Sempra Energy, 4.875% to 10/15/25(3)(4)	10,520	11,376,433

Southern California Edison Co., Series E, 6.25% to 2/1/22(3)(4)	3,225	3,245,989

		$28,397,893

Food Products — 0.8%

Land O’ Lakes, Inc., 8.00%(4)(5)	$15,940	$17,296,813

		$17,296,813

Gas Utilities — 0.5%

NiSource, Inc., 5.65% to 6/15/23(3)(4)	$9,015	$9,555,900

		$9,555,900

Insurance — 0.6%

Liberty Mutual Group, Inc., 4.125% to 12/15/26, 12/15/51(3)(5)	$5,580	$5,726,698

QBE Insurance Group, Ltd., 5.875% to 5/12/25(3)(4)(5)	7,054	7,724,130

		$13,450,828

Multi-Utilities — 0.8%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(3)(4)	$11,713	$12,382,691

Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(3)	4,430	4,837,474

		$17,220,165

Oil, Gas & Consumable Fuels — 1.5%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(3)(4)	$11,560	$11,617,800

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(3)(4)	9,365	7,508,201

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(3)(4)	14,630	13,276,725

		$32,402,726

Pipelines — 0.3%

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(3)(4)	$6,395	$6,219,138

		$6,219,138

Total Corporate Bonds (identified cost $318,772,139)		$338,106,158

Exchange-Traded Funds — 1.8%
Security	Shares	Value

Equity Funds — 1.8%

Global X U.S. Preferred ETF	587,400	$15,254,778

iShares Preferred & Income Securities ETF	580,806	22,866,332

Total Exchange-Traded Funds (identified cost $35,662,705)		$38,121,110

Preferred Stocks — 8.6%
Security	Shares	Value

Banks — 2.4%

AgriBank FCB, 6.875% to 1/1/24(3)	92,513	$10,060,789

CoBank ACB, Series F, 6.25% to 10/1/22(3)	78,033	8,134,940

Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(5)	13,800	1,497,300

First Republic Bank, Series M, 4.00%	220,400	5,373,352

JPMorgan Chase & Co.:

Series JJ, 4.55%	90,400	2,360,344

Series LL, 4.625%	79,000	2,065,060

Signature Bank, Series A, 5.00%	223,000	5,775,700

Wells Fargo & Co.,

Series DD, 4.25%	115,924	2,893,463

Series L, 7.50% (Convertible)	4,925	7,485,852

Series Z, 4.75%	220,370	5,707,583

		$51,354,383

Capital Markets — 0.8%

Affiliated Managers Group, Inc., 4.75%	102,850	$2,664,843

KKR Group Finance Co. IX, LLC, 4.625%	336,000	8,828,400

Stifel Financial Corp., Series D, 4.50%	220,400	5,620,200

		$17,113,443

Electric Utilities — 1.2%

Brookfield BRP Holdings Canada, Inc., 4.625%	338,000	$8,443,240

SCE Trust III, Series H, 5.75% to 3/15/24(3)	144,191	3,715,802

SCE Trust IV, Series J, 5.375% to 9/15/25(3)	70,515	1,767,106

SCE Trust V, Series K, 5.45% to 3/15/26(3)	130,020	3,364,918

Southern Co. (The), 4.95%	258,000	6,860,220

		$24,151,286

Equity Real Estate Investment Trusts (REITs) — 0.2%

SITE Centers Corp., Series A, 6.375%	164,660	$4,327,265

		$4,327,265

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 0.7%

Dairy Farmers of America, Inc., 7.875%(5)	94,450	$9,492,225

Ocean Spray Cranberries, Inc., Series A, 6.25%(5)	57,835	5,407,572

		$14,899,797

Independent Power and Renewable Electricity Producers — 0.2%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(3)	108,810	$3,053,481

		$3,053,481

Insurance — 1.0%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(3)	375,265	$10,743,837

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(3)	374,000	10,801,120

		$21,544,957

Oil, Gas & Consumable Fuels — 0.7%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(3)	653,604	$14,804,131

		$14,804,131

Pipelines — 0.4%

Energy Transfer, L.P.:

Series C, 7.375% to 5/15/23(3)	210,000	$5,300,400

Series E, 7.60% to 5/15/24(3)	108,840	2,777,597

		$8,077,997

Real Estate Management & Development — 0.5%

Brookfield Property Partners, L.P.:

Series A-1, 6.50%	185,075	$4,756,427

Series A2, 6.375%	242,352	6,286,611

		$11,043,038

Wireless Telecommunication Services — 0.5%

United States Cellular Corp., 5.50%	396,000	$10,537,560

		$10,537,560

Total Preferred Stocks (identified cost $173,772,342)		$180,907,338

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(8)	10,376,085	$10,376,085

Total Short-Term Investments (identified cost $10,376,085)		$10,376,085

Total Investments — 121.1%(9) (identified cost $1,857,215,120)		$2,551,306,832

Other Assets, Less Liabilities — (21.1)%		$(444,308,234)

Net Assets — 100.0%		$2,106,998,598

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

All or a portion of this security was on loan at October 31, 2021 pursuant to the Liquidity Agreement (see Note 7). The aggregate market value of securities on loan at October 31, 2021 was $205,795,327.

(2)	Non-income producing security.

(3)	Security converts to variable rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $127,736,456 or 6.1% of the Fund’s net assets.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $4,859,427 or 0.2% of the Fund’s net assets.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(9)	The Fund has granted a security interest in all the Fund’s investments, unless otherwise pledged, in connection with the Liquidity Agreement (see Note 7).

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	89.5%	$2,285,128,312

United Kingdom	2.4	60,647,084

France	2.1	53,127,265

Ireland	1.6	40,156,709

Switzerland	0.9	23,137,476

Canada	0.7	17,944,245

Mexico	0.5	12,021,603

Australia	0.3	7,724,130

Spain	0.2	6,035,456

Netherlands	0.2	5,383,900

Colombia	0.1	1,879,542

Exchange-Traded Funds	1.5	38,121,110

Total Investments	100.0%	$2,551,306,832

Abbreviations:

LIBOR	–	London Interbank Offered Rate

USD	–	United States Dollar

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value including $205,795,327 of securities on loan (identified cost, $1,846,839,035)	$2,540,930,747

Affiliated investment, at value (identified cost, $10,376,085)	10,376,085

Dividends and interest receivable	6,934,404

Dividends receivable from affiliated investment	598

Receivable for Fund shares sold	1,039,794

Receivable from the transfer agent	546,737

Tax reclaims receivable	141,844

Total assets	$2,559,970,209

Liabilities

Liquidity Agreement borrowings	$447,000,000

Payable for investments purchased	3,352,932

Payable to affiliates:

Investment adviser fee	1,798,528

Trustees’ fees	9,042

Accrued expenses	811,109

Total liabilities	$452,971,611

Net Assets	$2,106,998,598

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 73,653,715 shares issued and outstanding	$736,537

Additional paid-in capital	1,402,628,429

Distributable earnings	703,633,632

Net Assets	$2,106,998,598

Net Asset Value

($2,106,998,598 ÷ 73,653,715 common shares issued and outstanding)	$28.61

17	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $189,293)	$48,790,283

Interest	20,000,111

Dividends from affiliated investment	8,691

Total investment income	$68,799,085

Expenses

Investment adviser fee	$20,304,301

Trustees’ fees and expenses	108,788

Custodian fee	494,409

Transfer and dividend disbursing agent fees	18,959

Legal and accounting services	158,635

Printing and postage	473,570

Interest expense and fees	2,770,608

Miscellaneous	96,540

Total expenses	$24,425,810

Net investment income	$44,373,275

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$81,061,817

Investment transactions — affiliated investment	(518)

Proceeds from securities litigation settlements	107,361

Foreign currency transactions	(27,312)

Forward foreign currency exchange contracts	(44,168)

Net realized gain	$81,097,180

Change in unrealized appreciation (depreciation) —

Investments	$565,147,088

Foreign currency	(27,164)

Forward foreign currency exchange contracts	(59,331)

Net change in unrealized appreciation (depreciation)	$565,060,593

Net realized and unrealized gain	$646,157,773

Net increase in net assets from operations	$690,531,048

18	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets

From operations —

Net investment income	$44,373,275	$45,715,582

Net realized gain	81,097,180	96,248,988

Net change in unrealized appreciation (depreciation)	565,060,593	(259,591,168)

Net increase (decrease) in net assets from operations	$690,531,048	$(117,626,598)

Distributions to shareholders	$(131,825,684)	$(127,850,524)

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$1,398,373	$3,726,523

Reinvestment of distributions	2,740,577	1,528,482

Net increase in net assets from capital share transactions	$4,138,950	$5,255,005

Net increase (decrease) in net assets	$562,844,314	$(240,222,117)

Net Assets

At beginning of year	$1,544,154,284	$1,784,376,401

At end of year	$2,106,998,598	$1,544,154,284

19	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2021

Net increase in net assets from operations	$690,531,048

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(724,643,953)

Investments sold	793,304,327

Decrease in short-term investments, net	14,617,424

Net amortization/accretion of premium (discount)	461,025

Decrease in dividends and interest receivable	409,870

Decrease in dividends receivable from affiliated investment	406

Decrease in receivable for open forward foreign currency exchange contracts	116,550

Increase in receivable from the transfer agent	(546,737)

Decrease in tax reclaims receivable	202,189

Decrease in payable for open forward foreign currency exchange contracts	(57,219)

Increase in payable to affiliate for investment adviser fee	332,553

Increase in payable to affiliate for Trustees’ fees	289

Increase in accrued expenses	207,143

Net change in unrealized (appreciation) depreciation from investments	(565,147,088)

Net realized gain from investments	(81,061,299)

Net cash provided by operating activities	$128,726,528

Cash Flows From Financing Activities

Cash distributions paid	$(129,085,107)

Proceeds from shelf offering, net of offering costs	358,579

Net cash used in financing activities	$(128,726,528)

Net increase/decrease in cash	$—

Cash at beginning of year	$—

Cash at end of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$2,740,577

Cash paid for interest and fees on borrowings	$2,790,910

20	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Financial Highlights

	Year Ended October 31,			Period Ended October 31, 2018(1)		Year Ended August 31,
	2021	2020	2019			2018	2017

Net asset value — Beginning of period	$21.010	$24.340	$22.640	$24.250		$22.210	$21.610

Income (Loss) From Operations

Net investment income(2)	$0.603	$0.622	$0.577	$0.075		$0.562	$0.824

Net realized and unrealized gain (loss)	8.790	(2.212)	2.862	(1.395)		3.218	1.516

Total income (loss) from operations	$9.393	$(1.590)	$3.439	$(1.320)		$3.780	$2.340

Less Distributions

From net investment income	$(0.594)	$(0.591)	$(0.560)	$(0.214)		$(0.469)	$(0.863)

From net realized gain	(1.199)	(1.149)	(1.180)	(0.076)		(1.271)	(0.877)

Total distributions	$(1.793)	$(1.740)	$(1.740)	$(0.290)		$(1.740)	$(1.740)

Premium from common shares sold through shelf offering (see Note 5)(2)	$0.000 (3)	$0.000 (3)	$0.001	$—		$—	$—

Net asset value — End of period	$28.610	$21.010	$24.340	$22.640		$24.250	$22.210

Market value — End of period	$29.360	$18.730	$24.950	$22.170		$24.370	$21.730

Total Investment Return on Net Asset Value(4)	45.70%	(6.13)%	16.02%	(5.48	)%(5)	17.79%	11.57%

Total Investment Return on Market Value(4)	67.72%	(18.36)%	21.44%	(7.90	)%(5)	20.98%	12.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,106,999	$1,544,154	$1,784,376	$1,650,454		$1,767,150	$1,617,605

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.10%	1.17%	1.14%	1.14	%(6)	1.14%	1.16%

Interest and fee expense	0.14%	0.42%	0.81%	0.74	%(6)	0.61%	0.46%

Total expenses	1.24%	1.59%	1.95%	1.88	%(6)	1.75%	1.62%

Net investment income	2.26%	2.81%	2.51%	1.88	%(6)	2.41%	3.75%

Portfolio Turnover	30%	54%	49%	4	%(5)	58%	85%

Senior Securities:

Total amount outstanding (in 000’s)	$447,000	$447,000	$447,000	$447,000		$447,000	$447,000

Asset coverage per $1,000(7)	$5,714	$4,454	$4,992	$4,692		$4,953	$4,619

(1)	For the two months ended October 31, 2018. Effective September 1, 2018, the fiscal year-end of the Fund changed from August 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Annualized.

(7)

Calculated by subtracting the Fund’s total liabilities (not including the borrowings payable/notes payable) from the Fund’s total assets, and dividing the result by the borrowings payable/notes payable balance in thousands.

21	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned

22

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$43,679,226	$43,450,940

Long-term capital gains	$88,146,458	$84,399,584

23

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$8,340,832

Net unrealized appreciation	692,978,401

Other temporary differences	2,314,399

Distributable earnings	$703,633,632

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,858,325,513

Gross unrealized appreciation	$705,878,512

Gross unrealized depreciation	(12,897,193)

Net unrealized appreciation	$692,981,319

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:

Average Daily Gross Assets	Annual Fee Rate

Up to and including $1.5 billion	0.85%

Over $1.5 billion up to and including $3 billion	0.83%

Over $3 billion up to and including $5 billion	0.81%

Over $5 billion	0.79%

Gross assets, as defined in the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended October 31, 2021, the Fund’s investment adviser fee amounted to $20,304,301 or 0.84% of the Fund’s average daily gross assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $702,344,709 and $769,134,114, respectively, for the year ended October 31, 2021.

24

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended October 31, 2021 and October 31, 2020 were 97,694 and 61,751, respectively.

Pursuant to a registration statement filed with and declared effective on July 31, 2019 by the SEC, the Fund is authorized to issue up to an additional 5,472,154 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the years ended October 31, 2021 and October 31, 2020, the Fund sold 48,447 and 146,951 common shares, respectively, and received proceeds (net of offering costs) of $1,398,373 and $3,726,523, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $17,127 for the year ended October 31, 2021 and $28,531 for the year ended October 31, 2020. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the years ended October 31, 2021 and October 31, 2020 were $2,825 and $7,528, respectively.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2021 and October 31, 2020.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2021, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund enters into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2021, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

25

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(44,168)	$(59,331)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $820,000.

7  Liquidity Agreement

Effective August 28, 2020, the Fund entered into a Liquidity Agreement (the Agreement) with State Street Bank and Trust Company (SSBT) that allows the Fund to borrow or otherwise access up to $524 million through securities lending transactions, direct loans from SSBT or a combination of both. The Fund has granted to SSBT a security interest in all its cash, securities and other financial assets, unless otherwise pledged, to secure the payment and performance of its obligations under the Agreement. Pursuant to the terms of the Agreement, the Fund has made its securities available for securities lending transactions by SSBT acting as securities lending agent for the Fund. Securities lending transactions are required to be secured with cash collateral received from the securities borrowers equal at all times to at least 100%, 102% or 105% of the market value of the securities loaned, depending on the type of security. The market value of securities loaned is determined daily and any additional required collateral is delivered to SSBT on the next business day. The Fund is subject to the possible delay in the recovery of loaned securities. Pursuant to the Agreement, SSBT has provided indemnification to the Fund in the event of default by a securities borrower with respect to security loans. However, the Fund retains all risk of loss and gains associated with securities purchased using cash received as collateral for security loans. The Fund is entitled to receive from securities borrowers all substitute interest, dividends and other distributions paid with respect to the securities on loan. The Fund may instruct SSBT to recall a security on loan at any time. At October 31, 2021, the value of the securities loaned and the value of the cash collateral received by SSBT, which exceeded the value of the securities loaned, amounted to $205,795,327 and $208,648,236, respectively.

Interest on borrowings outstanding under the Agreement is charged at a rate equal to 1-month LIBOR plus 0.50%, payable monthly. SSBT retains all net fees that may arise in connection with securities lending transactions. If the value of securities available to lend falls below a prescribed level, the interest rate may be increased. If the Fund utilizes less than 50% of the commitment amount, it will be charged a monthly non-usage fee of 0.25% per annum on the unused portion of the commitment. The Agreement may be terminated by either SSBT or the Fund upon 360 days’ prior written notice to the other party and after the second anniversary of the Agreement, by the Fund upon 90 days’ prior written notice to SSBT. If certain asset coverage and collateral requirements or other covenants are not met, the Agreement could be deemed in default and result in termination. At October 31, 2021, the Fund had borrowings outstanding under the Agreement of $447 million at an annual interest rate of 0.58%, which are shown as Liquidity Agreement borrowings on the Statement of Assets and Liabilities. The carrying amount of the borrowings at October 31, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2021. For the year ended October 31, 2021, the aggregate average borrowings under the Agreement and the average annual interest rate (excluding fees) were $447,000,000 and 0.62%, respectively.

8  Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $10,376,085, which represents 0.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$24,994,027	$283,652,215	$(298,269,639)	$(518)	$—	$10,376,085	$8,691	10,376,085

26

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$184,688,771	$—		$—	$184,688,771

Consumer Discretionary	106,581,735	—		—	106,581,735

Consumer Staples	125,931,589	—		—	125,931,589

Energy	92,774,682	—		—	92,774,682

Financials	440,090,340	—		—	440,090,340

Health Care	328,874,977	32,061,859		—	360,936,836

Industrials	227,678,925	—		—	227,678,925

Information Technology	167,930,374	—		—	167,930,374

Materials	54,790,873	—		—	54,790,873

Real Estate	101,605,115	—		—	101,605,115

Utilities	120,786,901	—		—	120,786,901

Total Common Stocks	$1,951,734,282	$32,061,859	*	$—	$1,983,796,141

Corporate Bonds	$—	$338,106,158		$—	$338,106,158

Exchange-Traded Funds	38,121,110	—		—	38,121,110

Preferred Stocks

Communication Services	10,537,560	—		—	10,537,560

Consumer Staples	—	14,899,797		—	14,899,797

Energy	22,882,128	—		—	22,882,128

Financials	61,491,354	28,521,429		—	90,012,783

Real Estate	15,370,303	—		—	15,370,303

Utilities	24,151,286	3,053,481		—	27,204,767

Total Preferred Stocks	$134,432,631	$46,474,707		$—	$180,907,338

Short-Term Investments	$—	$10,376,085		$—	$10,376,085

Total Investments	$2,124,288,023	$427,018,809		$—	$2,551,306,832

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

27

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

28

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period ended October 31, 2021, for the period from September 1, 2018 to October 31, 2018, and for each of the two years in the period ended August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended October 31, 2021, for the period from September 1, 2018 to October 31, 2018, and for each of the two years in the period ended August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $54,065,083, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 82.83% qualifies for the corporate dividends received deduction.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 24.95% of distributions from net investment income as a 163(j) interest dividend.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $82,214,342 or, if subsequently determined to be different, the net capital gain of such year.

30

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 12, 2021. The following action was taken by the shareholders:

Proposal 1:  The election of Mark R. Fetting, George J. Gorman, Helen Frame Peters and Marcus L. Smith as Class III Trustees of the Fund, each for a three-year term ending in 2024.

	Number of Shares
Nominee for Trustee	For	Withheld

Mark R. Fetting	44,143,766	17,861,001

George J. Gorman	44,108,450	17,896,317

Helen Frame Peters	43,723,555	18,281,212

Marcus L. Smith	44,135,483	17,869,284

31

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

32

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

33

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. Trustee since 2007.

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2024. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Class III Trustee	Until 2024. Chairperson of the Board since 2021 Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

34

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Class II Trustee	Until 2023. Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2024. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2023. Trustee since 2018.

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2024. Trustee since 2018.

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2022. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Class II Trustee	Until 2023. Trustee since 2016.

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

35

Eaton Vance

Tax-Advantaged Dividend Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

36

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

37

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

39

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2004    10.31.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior

Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2020 and October31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$59,550	$65,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,755	$12,105
All Other Fees(3)	$0	$0

Total	$71,305	$77,355

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by D&T for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/20	10/31/21
Registrant	$11,755	$12,105
Eaton Vance(1)	$51,800	$51,800

(1)	Eaton Vance Management, a subsidiary of Morgan Stanley, acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, William H. Park, Helen Frame Peters and Scott E. Wennerholm (Chair) are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global

Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. John H. Croft, Derek J.V. DiGregorio, Aaron S. Dunn, Bradley T. Galko and Edward J. Perkin comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Mr. DiGregorio is a Vice President of EVM and has been a portfolio manager of the Fund since July 2021. Mr. Dunn is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2017. Mr. Galko is a Vice President of EVM, has been an equity analyst at EVM since 2013 and has been a portfolio manager of the Fund since February 2020. Mr. Perkin is a Vice President and Chief Equity Investment Officer of EVM and has been a portfolio manager of the Fund since September 2014. Messrs. Croft and Perkin have managed other Eaton Vance portfolios for more than five years. Messrs. DiGregorio, Dunn and Galko have been employed by EVM for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
John H. Croft(1)
Registered Investment Companies	9	$8,665.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Derek J.V. DiGregorio(1)
Registered Investment Companies	9	$7,199.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Aaron Dunn(2)
Registered Investment Companies	6	$6,778.4	0	$0
Other Pooled Investment Vehicles	2	$96.3	0	$0
Other Accounts	23	$2,096.9	0	$0
Bradley T. Galko(2)
Registered Investment Companies	6	$6,778.4	0	$0
Other Pooled Investment Vehicles	2	$96.3	0	$0
Other Accounts	23	$2,096.9	0	$0
Edward J. Perkin(2)
Registered Investment Companies	6	$6,778.4	0	$0
Other Pooled Investment Vehicles	2	$96.3	0	$0
Other Accounts	23	$2,096.9	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program. The assets managed may include assets advised on a nondiscretionary or model basis.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
John H. Croft	None
Derek J.V. DiGregorio	None
Aaron S, Dunn	$1 - $10,000
Bradley T. Galko	$10,001 - $50,000
Edward J. Perkin	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary and (2) discretionary variable compensation that is comprised of cash bonus and depending on eligibility, may also include deferred compensation consisting of restricted shares of Morgan Stanley stock and deferred cash that are subject to a fixed vesting and distribution schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses and deferred compensation awards, and adjustments in base salary are typically paid or put into effect shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. EVM compensates its portfolio managers based on company and team business results, and individual performance, including the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary and variable compensation levels for portfolio managers and other investment professionals. Salaries and variable compensation are also influenced by the operating performance of EVM and Morgan Stanley. While the salaries of EVM’s portfolio managers are comparatively fixed, variable compensation may fluctuate significantly from year to year, based on changes in company and team performance, manager performance and other factors as described herein. For a high performing portfolio manager, variable compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not accrue any income or fees/compensation related to its securities lending activities during its most recent fiscal year. See Liquidity Agreement note in the financial statements for further information.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 17, 2021

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 17, 2021